EXHIBIT 10.53

AMENDMENT NO. 1 TO

SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of April 25, 2016, is made with respect to the Senior Secured Revolving Credit Agreement, dated as of February 23, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FS INVESTMENT CORPORATION II, a Maryland corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

Effective as of the First Amendment Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order:

“ ‘Amendment No. 1 Effective Date’ means April 25, 2016.”

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Defaulting Lender” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language changed in this definition of Defaulting Lender is set forth in bold italics):

“ ‘Defaulting Lender’ means any Lender that has, as reasonably determined by the Administrative Agent, (a) failed to fund any portion of its Loans or participations in Letters of Credit within three (3) Business Days of the date required to be funded by it hereunder, unless, in the case of any Loans, such Lender’s failure is based on such Lender’s reasonable determination that the conditions precedent to funding such Loan under this Agreement have not been met, such conditions have not otherwise been waived in accordance with the terms of this Agreement and such Lender has advised the Administrative Agent in writing (with reasonable detail of those conditions that have not been satisfied) prior to the time at which such funding was to have been made, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) cannot be satisfied), (c) failed, within three (3) Business Days after request by the Administrative Agent to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans or participations in then outstanding Letters of Credit (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount (other than a de minimis amount) required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) other than via an Undisclosed Administration, either (i) has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or has a parent company that has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent, (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it or (iii) become the subject of a Bail-in Action or has a parent company that has become the subject of a Bail-in Action (unless in the case of any Lender referred to in this clause (e) the Borrower, the Administrative Agent and the Issuing Bank shall be satisfied in the exercise of their respective reasonable discretion that such Lender intends, and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder); provided that a Lender shall not qualify as a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or its parent company, or of the exercise of control over such Lender or any Person controlling such Lender, by a Governmental Authority or instrumentality thereof, or solely as a result of an Undisclosed Administration, so long as such ownership interest or Undisclosed Administration does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”

(c) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “High Yield Securities” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language changed in this definition of High Yield Securities is set forth in bold italics):

“ ‘High Yield Securities’ means debt Securities (which, for the avoidance of doubt, shall not include Capital Stock), in each case (a) issued by public or private Portfolio Companies, (b) issued pursuant to an effective registration statement or pursuant to Rule 144A under the Securities Act (or any successor provision thereunder) and (c) that are not Cash Equivalents, Mezzanine Investments (described under clause (i) of the definition thereof) or Bank Loans.”

(d) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Issuing Bank” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language changed in this definition of Issuing Bank is set forth in bold italics):

“ ‘Issuing Bank’ means a Lender satisfactory to the Borrower and the Administrative Agent, which shall, upon written agreement by such Lender, be designated as an “Issuing Bank” hereunder in a manner reasonably acceptable to the Borrower and the Administrative Agent, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(j). For the avoidance of doubt, it is acknowledged and agreed that as of the Amendment No. 1 Effective Date, no such Person has been designated as the Issuing Bank hereunder.”

(e) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Mezzanine Investments” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language changed in this definition of Mezzanine Investments is set forth in bold italics):

“ ‘Mezzanine Investments’ means (i) debt Securities (which, for the avoidance of doubt, shall not include Capital Stock but shall include convertible debt Securities (other than the “in-the-money” equity component thereof)), in each case (a) issued by public or private Portfolio Companies, (b) issued without registration under the Securities Act, (c) not issued pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), (d) that are not Cash Equivalents and (e) contractually subordinated in right of payment to other debt of the same Portfolio Company and (ii) a debt obligation that is not a First Lien Bank Loan, Second Lien Bank Loan, Last Out Loan, High Yield Security or a Covenant-Lite Loan.”

(f) Section 2.17(c)(vi) of the Credit Agreement is hereby amended by adding the phrase “subject to Section 2.19,” at the beginning thereof.

(g) Section 5.13 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with a semicolon and (iii) adding the following clauses (f) and (g) after clause (e) thereof:

“(f) the portion of the Borrowing Base attributable to Eligible Portfolio Investments that are Capital Stock (other than preferred Capital Stock) shall not exceed 50% of the Borrowing Base and the Borrowing Base shall be reduced by removing Eligible Portfolio Investments therefrom (but not from the Collateral) to the extent such portion would otherwise exceed 50% of the Borrowing Base; and

(g) the portion of the Borrowing Base attributable to Eligible Portfolio Investments held by Tax Blocker Subsidiaries plus the portion of the Borrowing Base attributable to Eligible Portfolio Investments that are Special Equity Interests shall not exceed, in the aggregate, 25% of the Borrowing Base and the Borrowing Base shall be reduced by removing Eligible Portfolio Investments therefrom to the extent such portions would otherwise exceed 25% of the Borrowing Base.”

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the Borrower has satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b) Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Securities Exchange Act of 1934 (as amended from time to time) or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Amendment, such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding the Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.

(c) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or threatened in any court or before any arbitrator or Governmental Authority that relates to the Amendment or that could have a Material Adverse Effect.

(d) Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all reasonable and documented out-of-pocket fees and expenses related to this Amendment and the Credit Agreement due and owing as of the date hereof in accordance with Section 9.03(a) of the Credit Agreement.

(e) Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or this Amendment immediately before and after giving effect to the Amendment.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the date hereof and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the date hereof.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY

ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.7. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.8. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Administrative Agent, the Collateral Agent, the Borrower or any Subsidiary Guarantor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended or waived herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.9. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, the Borrower hereby, as of the date hereof, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

2.10. Release. The Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) including, but not limited to, under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith), and (b) the Administrative Agent, the Collateral Agent, the Issuing Bank and each

Lender has heretofore properly performed and satisfied in a timely manner all of its respective obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, the Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, the Issuing Bank, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document (or any other document entered into in connection therewith), or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender contained therein, or the possession, use, operation or control of any of the assets of the Borrower, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FS INVESTMENT CORPORATION II, as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent

By:	/s/ Patrick Frisch

Name: Patrick Frisch
Title: Managing Director

By:	/s/ Kunduck Moon

Name:	Kunduck Moon
Title: Managing Director

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

CITIBANK, N.A., as Lender

By:	/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

BARCLAYS BANK PLC, as Lender

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]